UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Lamar Advertising Company
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! LAMAR ADVERTISING COMPANY 2026 Annual Meeting Vote by May 13, 2026 11 :59 PM ET You invested in LAMAR ADVERTISING COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 14, 2026. Get informed before you vote View the Notice & Proxy Statement, Annual Report on line OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Vote Virtually at the Meeting* Point your camera here and May 14, 2026 9:00 AM CDT vote without entering a ~Inumber Virtually at: ww.virtualshareholdermeeting.com/LAMR2026

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 01) Nancy Fletcher 05) Stephen P. Mumblow 09) Wendell Reilly 0 For 02) John E. Koerner, Ill 06) Thomas V. Reifenheiser 10) Elizabeth Thompson 03) Mitch Landrieu 07) Anna Reilly 04) Marshall A. Loeb 08) Kevin P. Reilly, Jr. 2. Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year “’1- f 2026. v or 3. Approval, on an advisory and non-binding basis, of the compensation of the Company’s named executive officers. 0 For 4. Approval of an amendment and restatement of the Company’s 1996 Equity Incentive Plan. 0 For 5. Approval of an amendment and restatement of the Company’s 2019 Employee Stock Purchase Plan. 0 For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.